U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 19, 2004



                             NUCLEAR SOLUTIONS, INC.
                             -----------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-31959                      88-0433815
------------------------        -------------------          -------------------
(State of Incorporation)        Commission File No.          (IRS Employer
                                                             Identification No.)



505 Connecticut Ave., N.W. Ste.191, Washington,D.C.                20015
---------------------------------------------------          -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, ( 202 )   787  -  1950
                                -----   -----    ----



                     (Registrant's former name and address)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1)(i) On November 19, 2004, the Registrant's certifying independent accountant, Beckstead & Watts, LLP. was dismissed.

         (ii) The financial statements reported on by Beckstead & Watts, LLP were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Beckstead & Watts, LLP did issue a going concern opinion which appears Note 3 of the Company's financial statements which are a part of the Form 10-KSB Annual Report for the period ending December 31, 2003;

         (iii) Not Applicable.

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

                  (B)      Not applicable;

                  (C)      Not applicable;

                  (D)      Not applicable; and

                  (E)      Not applicable.

         (2) On November 19, 2004, we engaged a replacement independent certifying accountant firm named Russell, Bedford, Stefanou, Mirchandani, LLP, Certified Public Accountants, 1360 Beverley Rd., Ste. 103, McLean, VA 22101.

                  (i)      Not applicable; and

                  (ii)     Not applicable.

         (3) The Registrant has provided to Beckstead & Watts, LLP, its former independent certifying accountant, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from Beckstead & Watts, LLP, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01. A copy of such letter is attached hereto.

(b) Not applicable.


Item 9.01    Financial Statements and Exhibits

         (c)      Index to Exhibits.


         Exhibit Number             Description


         (16)                       Letter  from   Beckstead  &  Watts,   C.P.A.
                                    pursuant to Item 304(a)(3) of Regulation S-B

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Nuclear Solutions, Inc.
Dated: November 19, 2003

                                                          /s/ Patrick Herda
                                                         -----------------------
                                                         By: Patrick Herda
                                                         Title:President